                   TERM SHEET DATED MAY 22, 1996

                 Green Tree Financial Corporation
         Manufactured Housing Contract Senior/Subordinate
             Pass-Through Certificates, Series 1996-4
                    $474,684,791 (Approximate)

                        Subject to Revision

  SELLER/SERVICER: Green Tree Financial Corporation ("GTFC").
  TRUSTEE:         Firstar Trust Company, Milwaukee, Wisconsin.
  UNDERWRITERS:    Merrill   Lynch  (Lead),  Lehman  Brothers  (Co.),
                    Salomon Brothers (Co.).

                               Ratings           WAL    Exp Final
              Amount     (Moody's/S&P/Fitch)@ 110% MHP   Maturity
  To Call:
   A-1   $46,000,000         Aaa/AAA/AAA        0.82        19
   A-2   $40,000,000         Aaa/AAA/AAA        2.08        32
   A-3   $33,000,000         Aaa/AAA/AAA        3.11        44
   A-4   $85,000,000         Aaa/AAA/AAA        5.07        83
   A-5   $28,000,000         Aaa/AAA/AAA        7.59       100
   A-6   $66,000,000         Aaa/AAA/AAA       10.31       151
   A-7  $103,110,000         Aaa/AAA/AAA       16.85       233
   M-1   $37,975,000         Aa3/AA-/AA-       11.94       233
   B-1   $18,985,000         Baa1/BBB+/BBB+     8.01       142
   B-2   $16,614,791         Baa1/A-/A         16.92       233

  To Maturity
   A-7  $103,110,000         Aaa/AAA/AAA       17.85       322
   M-1   $37,975,000         Aa3/AA-/AA-       12.37       322
   B-2   $16,614,791         Baa1/A-/A         22.03       363


  CUT-OFF DATE:      May 1, 1996 (or the date of origination, if later)
  EXP. PRICING:      May 23, 1996
  EXP. SETTLEMENT:   May 30, 1996
  LEGAL FINAL:       June 2027
  INTEREST/PRINCIPAL:The 15th day of each month (or if such  15th day is not a business day, the next succeeding business day), commencing on June 17, 1996.

  ERISA:             Class  A  Certificates  are ERISA  eligible.   The
                     Class M-1, B-1 and B-2 Certificates will not be sold to
                     benefit plans unless such plans deliver a legal opinion to the Trustee, stating that assets of the Trust are not
                     deemed "plan assets".
  SMMEA:             Class A and M-1 Certificates are SMMEA eligible.
                     Class B-1 and B-2 Certificates are not SMMEA eligible.
  TAX STATUS:        The Trust will elect to be treated as a REMIC for
                     federal income tax purposes.


[LOGO] Merrill Lynch                    1
- --------------------------------------------------------------------------------

                                  STRUCTURE

CREDIT ENHANCEMENT: Class  A:    15.5% subordination (Class M-1,  B-1,
                                  and B-2) & Residual (Class C)
                    Class M-1:   7.5% subordination (Class B-1  and
                                  B-2) & Residual (Class C)
                    Class  B-1:  3.5% subordination (Class B-2)  &
                                  Residual (Class C)
                    Class  B-2:  Limited Guarantee plus  Residual
                                  (Class C)

DISTRIBUTIONS:      The  Amount  Available  on each  Remittance  Date generally includes payments on the Contracts due and received during the period from and including the 11th day of the prior month to and including the 10th day of the month in which the Remittance Date occurs and prepayments and other unscheduled collections received on the Contracts during such Due Period. The Amount Available will be applied first to the distribution of interest on the Certificates, and then to the distribution of principal on the Certificates.

INTEREST
(Class A, M-1, B-1):Interest will be distributable first to each Class of Class
                    A Certificates concurrently, then to the Class M-1 Certificates and then to the Class B-1 Certificates. Interest on the outstanding Class A Principal Balance, Class M-1 Adjusted Principal Balance and Class B-1 Adjusted Principal Balance, as applicable, will accrue from the Settlement Date, or from the most recent Remittance Date on which interest has been paid to but excluding the following Remittance Date.

                    Interest shortfall will be carried forward, and will bear interest at the applicable Remittance Rate, to the extent legally permissible.

                    After payment of all principal distributable on the Class M-1 Certificates (see below), any accrued and unpaid Class M-1 Liquidation Loss Interest Amount will be distributed to the extent available. After payment of all principal distributable on the Class B-1 Certificates (see below), any accrued and unpaid Class B-1 Liquidation Loss Interest Amount will be distributed to the extent available.

                    The Class M-1 Adjusted Principal Balance is the Class M-1 Principal Balance less any Class M-1 Liquidation Loss Amount. The Class M-1 Principal Balance is the Original Class M-1 Principal Balance less all amounts previously distributed on account of principal of the Class M-1 Certificates.

                    The Class B-1 Adjusted Principal Balance is the Class B-1 Principal Balance less any Class B-1 Liquidation Loss Amount. The Class B-1 Principal Balance is the Original Class B-1 Principal Balance less all amounts previously distributed on account of principal of the Class B-1 Certificates.

PRINCIPAL
(Class A, M-1, B-1): After the payment of all interest distributable to
                    Class A, Class M-1 and Class B-1
                    Certificateholders, principal will be distributed in the following manner.

                    Class A Percentage will be distributed sequentially to the Class A-1, A-2, A-3, A-4, A-5, A-6 and A-7
                    Certificateholders.

                    The Class A Percentage for any Remittance Date will equal a fraction, expressed as a percentage, the numerator of which is the Class A Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance and (ii) if the Class M-1 Distribution Test is satisfied on such Remittance Date, the Class M-1 Principal Balance, otherwise zero, and (iii) if the Class B Distribution Test is satisfied on such Remittance Date, the Class B Principal Balance, otherwise zero, all as of such Remittance Date.


[LOGO] Merrill Lynch                  2
- --------------------------------------------------------------------------------

                    The Class M-1 Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class A Principal Balance has been reduced to zero or (ii) the Class M-1 Distribution Test is satisfied.

                    The Class M-1 Percentage for any Remittance Date will equal
                    (a) zero, if the Class A Principal Balance has not yet been reduced to zero and the Class M-1 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M-1 Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, and (ii) the Class M-1 Principal Balance and (iii) if the Class B Distribution Test is satisfied on such Remittance Date, the Class B Principal Balance, otherwise zero, all as of such Remittance Date.

                    The Class M-1 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after June 2000; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 3.5%; (iii) the Average Thirty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 5.5%;
                    (iv) Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (v) the Current Realized Loss Ratio ( as defined in the Agreement) as of such Remittance Date must not exceed 2.25%; and (vi) the sum of the Class M-1 Principal Balance and the Class B Principal Balance divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 23.25%.

                    The Class B-1 Certificateholders will be entitled to receive principal on each Remittance Date on which (i) the Class A Principal Balance and Class M-1 Principal Balance have been reduced to zero or (ii) the Class B Distribution Test is satisfied.

                    The Class B Percentage for any Remittance Date will equal
                    (a) zero, if the Class A Principal Balance and the Class M-1 Principal Balance have not yet been reduced to zero and the Class B Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class B Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, and (ii) the Class M-1 Principal Balance, if any, and (iii) the Class B Principal Balance, all as of such Remittance Date.

                    The Class B Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after June 2000; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 3.5%; (iii) the Average Thirty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 5.5%;
                    (iv) the Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (v) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 2.25%; (vi) the Class B Principal Balance divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 11.25%; and (vii) the Class B Principal Balance must not be less than $9,493,696.




[LOGO] Merrill Lynch                   3
- --------------------------------------------------------------------------------

INTEREST

(Class B-2):        Interest  on the outstanding Class B-2  Principal Balance
                    will accrue from the Settlement Date, or from most recent
                    Remittance Date on which interest has been paid to but excluding the following Remittance Date.

                    To the extent of (i) Amount Available on a Remittance Date after payment of all interest and principal then payable on the Class A, Class M-1 and Class B-1 Certificates, and (ii) the Guarantee Payment, if any, for such date, interest will be paid to the Class B-2 Certificateholders at the Class B-2 Remittance Rate on the Class B-2 Principal Balance.

                    The Class B-2 Principal Balance is the Original Class B-2 Principal Balance less all amounts previously distributed on account of principal of the Class B-2 Certificates.

                    Interest shortfall will be carried forward, and will bear interest at the Class B-2 Remittance Rate to the extent legally permissible.

PRINCIPAL
(Class B-2):        The Class B-2 Certificateholders will be entitled
                    to receive principal on each Remittance Date on which: (i) the Class B-1 Principal Balance has been reduced to zero and
                    (ii) the Class B Distribution Test is satisfied, provided however that if the Class A, Class M-1 and Class B-1
                    Principal Balances have been reduced to zero, the Class B-2
                    Certificateholders will nevertheless be entitled to receive principal.

                    The Company will be obligated under the Limited Guarantee to pay the amount, if any, by which the Class B Percentage of the Formula Principal Distribution Amount for the Remittance Date exceeds the Class B-2 Remaining Amount Available after payment of interest on the Class B-2 Certificates. On each Remittance Date, Class B-2 Certificateholders will be entitled to receive, pursuant to the Limited Guarantee, any Class B-2 Liquidation Loss Amount for such Remittance Date.

LOSSES ON LIQUIDATED
CONTRACTS:          If Net Liquidations Proceeds from Liquidated Contracts
                    in the respective collection period are less than the Scheduled Principal Balance of such Liquidated Contract, the shortfall amount will be absorbed by the Class C
                    Certificateholders, then the Guarantee Fee otherwise payable to the Company, then the Monthly Servicing Fee (as long as Green Tree is the Servicer), then the Class B-2
                    Certificateholders, then the Class B-1 Certificateholders, and then the Class M-1 Certificateholders.

OPTIONAL REDEMPTION: Less than 10% of the original pool balance outstanding.


[LOGO] Merrill Lynch                   4
- --------------------------------------------------------------------------------

                                 THE CONTRACT POOL
               Number of MHCs in pool:            14,657
               Wgt. Avg. Contract Rate:           10.05%
               Range of Rates:            5.74% - 16.50%
               Wgt. Avg. Orig. Maturity:         280 mos.
               Range of Orig. Maturity:       24-360 mos.
               Wgt. Avg. Rem. Maturity:          280 mos.
               Range of Rem. Maturity:        24-360 mos.
               Avg. Rem Princ. Balance:        $32,386.22
               Wgt. Avg. LTV                       88.31%
               New/Used:                          81%/19%
               Single/Double                      39%/61%
               Park/Private                       32%/68%

           GEOGRAPHIC DISTRIBUTION OF CONTRACT OBLIGORS
                                                                % of Contract
             Number      % of Contract   Aggregate Principal       Pool by
          of Contracts   Pool by Number       Balance           Outstanding
             as of      of Contracts as   Outstanding as of   Principal Balance
State     Cut-off Date  of Cut-off Date      Cut-off Date    as of Cut-off Date
- -----     ------------  ---------------  ------------------- ------------------
NC           1,514           10.34%        $51,923,170.38         10.95%
TX           1,184            8.09%         38,739,785.77          8.17%
SC             798            5.44%         28,647,996.55          6.05%
FL             771            5.26%         27,867,775.98          5.88%
MI             706            4.82%         25,646,769.67          5.40%
AL             831            5.68%         24,657,121.80          5.19%
GA             760            5.19%         24,580,241.41          5.18%
Other States 8,093           55.18%        252,621,929.90         53.18%
             -----          ------         --------------        ------
  Total     14,657          100.00%       $474,684,791.46        100.00%
            ======          ======         ==============        ======

                 YEARS OF ORIGINATION OF CONTRACTS

                         Number of   Aggregate Principal  % of Contract Pool by
                         Contracts   Balance Outstanding   Outstanding Principal
                          as of             as of              Balance as of
Year of Origination(1) Cut-off Date      Cut-off Date          Cut-off Date
- ---------------------- ------------  -------------------  ----------------------
1983                        1              $6,899.45            0.00%
1984                        0                   0.00            0.00%
1985                        5              58,086.88            0.01%
1986                        5              54,291.33            0.01%
1987                        7             139,486.38            0.03%
1988                        5             109,089.75            0.02%
1989                       17             331,995.68            0.07%
1990                       25             487,886.51            0.10%
1991                       20             383,859.06            0.08%
1992                       14             301,509.59            0.06%
1993                        4              58,967.51            0.01%
1994                       99           4,963,119.81            1.05%
1995                      121           5,595,899.45            1.18%
1996                   14,334         462,193,700.06           97.38%
                       ------        ---------------          ------
  Total                14,657        $474,684,791.46          100.00%
                       ======        ===============          ======

(1)The Contracts shown in the above table with earlier years of origination primarily represent Contracts originated by the Company and subsequently refinanced through the Company. The Company retains the first origination dates on its records with respect to such refinanced Contracts.


[LOGO] Merrill Lynch                  5
- --------------------------------------------------------------------------------

            DISTRIBUTION OF ORIGINAL CONTRACT AMOUNTS

                                                                     % of Contract Pool by
                                             Aggregate Principal     Outstanding Principal
Original Contract       Number of Contracts   Balance Outstanding         Balance as of
Amount (in Dollars)(1)   as of Cut-off Date    as of Cut-off Date         Cut-off Date
- ---------------------   ------------------- ---------------------   ----------------------
Less than $10,000                776            $5,997,098.31                1.26%
$10,000 - $19,999              2,983            45,641,470.52                9.62%
$20,000 - $29,999              4,043           101,286,290.75               21.34%
$30,000 - $39,999              2,841            97,623,233.68               20.57%
$40,000 - $49,999              1,749            78,015,745.25               16.44%
$50,000 - $59,999              1,098            59,821,450.08               12.60%
$60,000 - $69,999                602            38,726,594.64                8.16%
$70,000 - $79,999                263            19,610,709.39                4.13%
$80,000 - $89,999                157            13,276,848.87                2.80%
$90,000 - $99,999                103             9,785,036.62                2.06%
$100,000 - $109,999               18             1,873,841.05                0.39%
$110,000 - $119,999               11             1,284,378.81                0.27%
$120,000 - $129,999                5               625,702.02                0.13%
$130,000 - $139,999                5               673,850.15                0.14%
$140,000 - $149,999                2               281,177.32                0.06%
$150,000 - $159,999                0                     0.00                0.00%
$160,000 - $169,999                1               161,364.00                0.03%
                              ------           --------------              ------
  Total                       14,657          $474,684,791.46              100.00%
                              ======           ==============              ======

           DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS



                                                                     % of Contract Pool by
                                             Aggregate Principal     Outstanding Principal
                        Number of Contracts   Balance Outstanding         Balance as of
Loan-to-Value Ratio(2)   as of Cut-off Date    as of Cut-off Date         Cut-off Date
- ---------------------   ------------------- ---------------------   ----------------------


Less than 61%                    559              $13,868,443.21            2.92%
61 - 65%                         183                5,704,121.84            1.20%
66 - 70%                         251                8,168,138.97            1.72%
71 - 75%                         392               13,607,987.80            2.87%
76 - 80%                         891               26,309,952.73            5.54%
81 - 85%                       1,595               48,207,637.07           10.16%
86 - 90%                       4,160              135,251,698.92           28.49%
91 - 95%                       6,626              223,566,810.92           47.10%
                              ------             ---------------          ------
  Total                       14,657             $474,684,791.46          100.00%
                              ======             ===============          ======

(1)The largest original Contract amount is $161,364.00, which represents 0.03% of the Cut-off Date Pool Principal Balance.
(2)Rounded to the nearest 1%. The method of calculating loan-to-value ratios is described in the Prospectus.


[LOGO] Merrill Lynch                    6
- --------------------------------------------------------------------------------

                          CONTRACT RATES



                                                                     % of Contract Pool by
                                             Aggregate Principal     Outstanding Principal
Range of Contracts by   Number of Contracts   Balance Outstanding         Balance as of
Contract Rate            as of Cut-off Date    as of Cut-off Date         Cut-off Date
- ---------------------   ------------------- ---------------------   ----------------------

0.00% - 9.00%                  2,113           $114,905,791.04             24.21%
9.01% - 10.00%                 2,624            107,372,799.56             22.62%
10.01% - 11.00%                5,414            166,563,597.39             35.08%
11.01% - 12.00%                3,536             71,767,679.27             15.12%
12.01% - 13.00%                  686             11,379,032.43              2.40%
13.01% - 14.00%                   20                325,027.01              0.07%
14.01% - 15.00%                  155              1,422,427.48              0.30%
15.01% - 16.00%                  101                882,675.60              0.19%
16.01% - 17.00                     8                 65,761.68              0.01%
                              ------           ---------------            ------
  Total                       14,657           $474,684,791.46            100.00%



                   REMAINING MONTHS TO MATURITY


                                                                      % of Contract Pool by
                                              Aggregate Principal     Outstanding Principal
Months Remaining         Number of Contracts   Balance Outstanding         Balance as of
As of Cut-off Date       as of Cut-off Date    as of Cut-off Date         Cut-off Date
- ------------------      ------------------- ---------------------   ----------------------
Less than 31                      2                $8,726.75                 0.00%
31 - 60                         337             2,793,951.26                 0.59%
61 - 90                         631             8,376,307.27                 1.76%
91 - 120                      1,212            18,350,717.85                 3.87%
121 - 150                       559             9,768,783.47                 2.06%
151 - 180                     2,848            65,011,289.22                13.70%
181 - 210                        19               547,739.64                 0.12%
211 - 240                     3,265           103,143,533.14                21.73%
241 - 270                         0                     0.00                 0.00%
271 - 300                     1,735            64,532,956.89                13.59%
301 - 330                         0                     0.00                 0.00%
331 - 360                     4,049           202,150,785.97                42.58%
                             ------           --------------               ------
  Total                      14,657          $474,684,791.46               100.00%
                             ======           ==============               ======



[LOGO] Merrill Lynch                    7
- --------------------------------------------------------------------------------

                   MHP PREPAYMENT SENSITIVITIES

             50% MHP       75% MHP       100% MHP       110% MHP
           WAL/Maturity  WAL/Maturity  WAL/Maturity   WAL/Maturity
  To Call
  A-1      1.26 / 10/98  1.02 /  4/98   0.87 /  1/98   0.82 / 12/97
  A-2      3.24 /  7/00  2.62 / 10/99   2.21 /  3/99   2.08 /  1/99
  A-3      4.87 /  1/02  3.94 / 12/00   3.31 /  3/00   3.11 /  1/00
  A-4      7.75 /  8/06  6.38 /  1/05   5.39 /  9/03   5.07 /  4/03
  A-5      11.17/  7/08  9.41 /  8/06   8.04 /  3/05   7.59 /  9/04
  A-6      14.39/  5/13  12.47/  3/11   10.86/  7/09   10.31/ 12/08
  A-7      21.50/  7/20  19.46/  8/18   17.51/  6/16   16.85/ 10/15
  M-1      16.00/  7/20  14.12/  8/18   12.52/  6/16   11.94/ 10/15
  B-1      11.57/  7/12  9.84 /  6/10   8.50 / 11/08   8.01 /  3/08
  B-2      21.56/  7/20  19.59/  8/18   17.59/  6/16   16.92/ 10/15
  To Maturity
  A-7      22.23/  4/25  20.33/  8/24   18.53/  9/23   17.85/  3/23
  M-1      16.31/  4/25  14.49/  8/24   12.95/  9/23   12.37/  3/23
  B-2      24.60/  8/26  23.54/  8/26   22.48/  8/26   22.03/  8/26



                 125% MHP          150% MHP         200% MHP
               WAL/Maturity      WAL/Maturity     WAL/Maturity
  To Call
  A-1        0.75 / 10/97     0.67 /  8/97      0.54 /  6/97
  A-2        1.92 / 11/98     1.70 /  7/98      1.39 /  3/98
  A-3        2.86 /  9/99     2.52 /  4/99      2.06 / 10/98
  A-4        4.65 /  9/02     4.09 / 12/01      3.23 /  8/00
  A-5        6.97 /  1/04     6.14 /  2/03      4.69 /  8/01
  A-6        9.53 /  1/08     8.45 / 10/06      6.60 /  8/04
  A-7        15.90/ 11/14     14.42/  4/13      11.89/  8/10
  M-1        11.22/ 11/14     10.11/  4/13      8.93 /  8/10
  B-1        7.45 /  6/07     6.63 /  3/06      6.09 /  2/05
  B-2        16.04/ 11/14     14.59/  4/03      12.46/  8/10
  To Maturity
  A-7        16.87/  5/22     15.39/ 11/20      12.77/ 12/17
  M-1        11.64/  5/22     10.53/ 11/20      9.38 / 12/17
  B-2        21.42/  8/26     20.32/  8/26      18.38/  8/26



[LOGO] Merrill Lynch                   8
- --------------------------------------------------------------------------------

      The attached tables and other statistical analyses (the "Term Sheet") are privileged and confidential and are intended for use by the addressee only. This Term Sheet is furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be subsequently filed with the Securities and Exchange Commission. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

      Numerous assumptions were used in preparing the Term Sheet which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Term Sheet in any particular context; or as to whether the Term Sheet and/or the assumptions upon which it is based reflect present market conditions or future market performance. This Term Sheet should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

      Any yields or weighted average lives shown in the Term Sheet are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Term Sheet. Furthermore, unless otherwise provided, the Term Sheet assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Term Sheet due to differences between the actual underlying assets and the hypothetical assets used in preparing the Term Sheet. The principal amount and designation of any security described in the Term Sheet are subject to change prior to issuance.

      Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitations or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Term Sheet on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk and (212) 449-3659.

      Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

      If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


[LOGO] Merrill Lynch                      9
- --------------------------------------------------------------------------------